Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of City Loan, Inc. (the "Company") on Form 10-Q for the quarterly period and three-month ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, William R. Atkinson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)  The Form 10-Q complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14,2008	/s/ William R. Atkinson
William R. Atkinson - President and Chief Executive Officer